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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                 -----------------

                                      FORM 8-K

                                   CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):      MAY 1, 1998


                          SILICON STORAGE TECHNOLOGY, INC.
                (Exact name of Company as specified in its charter)

                           COMMISSION FILE NUMBER 0-26944

CALIFORNIA                                             77-0225590
(State or other jurisdiction of                        (I.R.S. Employer
Incorporation or organization)                         Identification Number)

1171 SONORA COURT, SUNNYVALE, CA                                 94086
(Address of principal executive offices)                       (Zip code)

Company's telephone number, including area code:            (408) 735-9110

                                   Not applicable
           (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

Silicon Storage Technology, Inc. (the "Company") had previously disclosed in the Form 10-K for the year ended December 31, 1997 and in the Form 10-Q for the three months ended March 31, 1998 that the Company had entered into an agreement (the "Agreement") to purchase a 14 acre parcel of property. On April 30, 1997 the Company elected to withdraw from the Agreement. The costs associated with the termination of the Agreement are anticipated to be approximately $500,000.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 1, 1998

                                        SILICON STORAGE TECHNOLOGY, INC.

                                             By:



                                             /s/ JEFFREY L. GARON
                                             --------------------
                                             Jeffrey L. Garon
                                             Vice President Finance &
                                             Administration, Chief Financial
                                             Officer and Secretary (Principal
                                             Financial and Accounting Officer)


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